1 Curaleaf Files Update to Offering Circular Curaleaf has filed a formal update to its Circular incorporating its previously announced increased Offer for Aurora Curaleaf continues to call on Aurora to engage regarding its Offer and provide shareholders with a comprehensive view of the potential of the combined businesses STAMFORD, Conn., October 6, 2026 -- Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) (“Curaleaf” or the “Company”), a leading international provider of consumer and medical cannabis products, today announced that it has filed a Notice of Variation, Change and Extension (“Notice of Variation”) to increase its offer (the “Enhanced Offer”) to acquire all of the issued and outstanding common shares (the “Aurora Shares”) of Aurora Cannabis Inc. (“Aurora”) for consideration consisting of subordinate voting shares of Curaleaf (the “Curaleaf Shares”) and cash. The filing of the Notice of Variation follows through on Curaleaf’s announcement yesterday of its intent to make the Enhanced Offer. Under the terms of the Enhanced Offer, Aurora shareholders would receive total implied consideration of US$5.00 per Aurora Share, comprised of 0.4013 Curaleaf Shares (the “Share Consideration”) plus US$1.00 cash (the “Cash Consideration”, and collectively with the Share Consideration, the “Amended Consideration”) based on Curaleaf’s U.S. dollar equivalent closing share price of C$14.21 (C$1.00 = US$0.7015) on October 2, 2026. Based on Aurora’s 30- day volume weighted average price (“VWAP”) of US$2.75 as of August 10, 2026 (the day before Curaleaf announced its intention to make its initial Offer (the “Unaffected Share Price”), the Enhanced Offer represents a premium of 86% to Aurora’s Unaffected Share Price. Excluding the value of the cash and cash equivalents that Aurora has on its balance sheet, including its subsequent equity issuances pursuant to its at-the-market (“ATM”) program issued during its fiscal first quarter, the Enhanced Offer represents a premium of 217% to the ex-cash Unaffected Share Price. The Enhanced Offer will also increase the Offer’s maximum consideration per Aurora Share from US$5.00 to US$6.00 (the “Cap Price”). The Cap Price would represent a premium of 118% to Aurora’s Unaffected Share Price and a 295% premium to the ex-cash Unaffected Share Price. In addition to making the Enhanced Offer, the Notice of Variation also addresses certain technical comments raised by Aurora to Curaleaf’s initial Offering Circular of August 18, 2026. Contrary to Aurora’s assertions, Curaleaf does not agree with Aurora’s technical comments, including the need to provide pro forma financial statements. Curaleaf has addressed these issues voluntarily, and not in response to any action by any regulator, in order to remove this distraction from the conversation. Rather than focusing on such technicalities, Aurora should engage with Curaleaf, which would enable Curaleaf and Aurora to provide a comprehensive and truly meaningful view of the potential of the combined business. Curaleaf has filed the Notice of Variation with the applicable Canadian securities regulatory authorities and a new Registration Statement on Form F-80 with the U.S. Securities and Exchange Commission. Aurora shareholders and other interested parties can find additional

2 information regarding Curaleaf’s Enhanced Offer, including materials and instructions on how to tender their shares, at grow.curaleaf.com, on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. IMPORTANT INFORMATION This document does not constitute an offer to buy or the solicitation of an offer to sell any securities. The Offer by Curaleaf to purchase all outstanding common shares of Aurora is made solely by the Offer to Purchase and Circular dated August 18, 2026, as amended by the Notice of Variation and Change and as may be further amended or supplemented. SECURITY HOLDERS ARE URGED TO READ THE NOTICE OF VARIATION AND CHANGE AS WELL AS THE OFFER TO PURCHASE AND CIRCULAR, THE REGISTRATION STATEMENTS ON FORM F-80, THE TENDER OFFER STATEMENT ON SCHEDULE 14D-1F, AND ALL OTHER RELEVANT DOCUMENTS FILED OR TO BE FILED WITH THE SEC, BECAUSE THEY CONTAIN IMPORTANT INFORMATION. Free copies are available at www.sedarplus.ca, www.sec.gov or by contacting the Information Agent, Carson Proxy Advisors, at 1-800-530-5189 (toll-free), 416-751-2066 (local/text), or info@carsonproxy.com. NOTICE TO U.S. SHAREHOLDERS The enforcement by investors of civil liabilities under the federal securities laws may be affected adversely by the fact that the subject company is located in a foreign country, and that some or all of its officers and directors are residents of a foreign country. Investors should be aware that the bidder or its affiliates, directly or indirectly, may bid for or make purchases of the issuer's securities subject to the offer or of the issuer's related securities, or of the bidder's securities to be distributed or of the bidder's related securities, during the period of the tender offer, as permitted by applicable Canadian laws or provincial laws or regulations. Curaleaf has filed with the SEC a Registration Statement on Form F-80 under the U.S. Securities Act of 1933 and a Tender Offer Statement on Schedule 14D-1F under the U.S. Securities Exchange Act of 1934 and will promptly be filing amendments to both to reflect the Enhanced Offer. The Offer is being conducted in accordance with Section 14(e) of the Exchange Act and Regulation 14E. THE OFFER AND THE OFFEROR SHARES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY U.S. STATE SECURITIES COMMISSION, NOR HAS ANY SUCH AUTHORITY PASSED UPON THE ACCURACY OR ADEQUACY OF THIS DOCUMENT. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE. The Curaleaf Shares to be issued under the Offer have not been registered or otherwise qualified for offer and sale in certain U.S. states where shareholders may reside. No offer is made in those states except to qualifying Exempt Institutional Investors as described in the Offer to Purchase and Circular. FORWARD-LOOKING INFORMATION This document contains "forward-looking information" within the meaning of applicable Canadian securities laws and "forward-looking statements" within the meaning of applicable U.S. securities

3 laws. Such statements relate to, among other things, the expected benefits, timing, and effects of the Offer, and anticipated synergies from a combination of Curaleaf and Aurora. Forward-looking statements can often be identified by words such as "believes," "expects," "anticipates," "may," "will," or similar expressions. Actual results may differ materially due to risks including: changes in general economic conditions; failure to satisfy conditions to the Offer; failure to realize anticipated synergies; fluctuations in foreign exchange and interest rates; regulatory changes; and other risks described under "Risk Factors" in the Offer to Purchase and Circular. The safe harbor for forward-looking statements does not apply to statements made in connection with a tender offer. Security holders should not place undue reliance on forward-looking information. Curaleaf disclaims any obligation to update forward-looking information except as required by law. AURORA INFORMATION Information concerning Aurora herein is based solely on Aurora's publicly available filings and other public sources. Aurora has not reviewed this document. Neither Curaleaf nor its officers or directors assumes responsibility for the accuracy or completeness of such information. ADDITIONAL INFORMATION The disposition of Common Shares and the acquisition of Curaleaf shares may have U.S. and Canadian tax consequences; shareholders should consult their own tax advisors and review the tax disclosure contained in the Offer to Purchase and Circular which are available on SEDAR+ at www.sedarplus.ca and on EDGAR at www.sec.gov. About Curaleaf Holdings Curaleaf Holdings, Inc. (TSX: CURA) (OTCQX: CURLF) ("Curaleaf") is a leading international provider of consumer products in cannabis with a mission to enhance lives by cultivating, sharing and celebrating the power of the plant. As a high-growth cannabis company known for quality, expertise and reliability, the Company and its brands, including Curaleaf, Select, Grassroots, Find, Dark Heart, and Anthem provide industry-leading service, product selection and accessibility across the medical and adult use markets. Curaleaf International is powered by a strong presence in all stages of the supply chain. Its unique distribution network throughout Europe, Canada and Australasia brings together pioneering science and research with cutting-edge cultivation, extraction and production. Curaleaf is listed on the Toronto Stock Exchange under the symbol CURA and trades on the OTCQX market under the symbol CURLF. For more information, please visit https://ir.curaleaf.com. Contacts Media Contact Kekst CNC Kekst-Curaleaf@kekstcnc.com Investor Contact Curaleaf Holdings, Inc. IR@curaleaf.com Shareholder Contact

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